UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2018

TPG PACE HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-38136	98-1350261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300

Fort Worth, TX 76102

(Address of Principal Executive Offices) (Zip Code)

(212) 405-8458

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing

On October 3, 2018, TPG Pace Holdings Corp. (the “Company”) received written notice from The New York Stock Exchange (“NYSE” or the “Exchange”) that a NYSE Regulation review of the current distribution of the ordinary shares of the Company shows that it has fewer than 300 public holders and is non-compliant with Section 802.01B of the NYSE Listed Company Manual (the "Manual"), which requires the Company to maintain a minimum of 300 public stockholders on a continuous basis.

In accordance with the procedures set forth in Sections 801 and 802 of the Manual, the Company has been provided a period of 45 days to respond with a business plan that demonstrates how the Company expects to return to compliance with the minimum public stockholders’ requirement within 18 months.

The Company intends to submit a business plan to resolve the Company’s noncompliance with the minimum public stockholders’ requirement to the Exchange for review within the allotted time. The Listings Operations Committee (the "Committee") of the NYSE will review the business plan. If the Committee accepts the business plan, the Company will be subject to quarterly monitoring for compliance with the plan; if the Committee rejects the business plan, the Company will be subject to suspension and delisting procedures.

The Company’s ordinary shares will continue to be listed and traded on the NYSE during the cure period, subject to the Company’s compliance with the Exchange’s other applicable continued listing standards. The Company’s symbol “TPGH” will be assigned a “.BC” indicator by the NYSE to signify that the Company currently is not in compliance with Exchange’s continued listing standards.

A press release regarding this matter was issued by the Company on October 9, 2018, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release issued by TPG Pace Holdings Corp., dated October 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2018	TPG Pace Holdings Corp.

	By:	/s/ Karl Peterson
	Name: Title:	Karl Peterson President and Chief Executive Officer